COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
      COLUMBIA CORE BOND FUND (formerly named Columbia Quality Plus Bond Fund)
                 Supplement to the Statement of Additional Information
                                 dated September 1, 2005

At a meeting held on September 16, 2005, shareholders of Columbia Intermediate Government Income Fund (the "Fund") approved the reorganization of the Fund into Columbia Intermediate Core Bond Fund (formerly named Nations Intermediate Bond
Fund) (the "Reorganization"). The Reorganization took place on October 10, 2005. Accordingly, effective October 10, 2005, all references to the Fund in the Statement of Additional Information are removed.

SUP-39/91071-1005                                             October 7, 2005